Exhibit 10.1

Dragon State International Limited

与 and

Delight Reward Limited

和 and

Keyuan Petrochemicals, Inc.

Keyuan Group Limited

宁波科元石化有限公司Ningbo Keyuan Petrochemical Co. Ltd.

宁波科元塑胶有限公司Ningbo Keyuan Plastics Co., Ltd.

宁波科元特种橡胶有限公司Ningbo Keyuan Synthetic Rubbers Co., Ltd.

陶春风Chunfeng Tao

和

普凯股权投资管理(上海)有限公司Prax Capital Equity Management Co., Ltd.

关于Regarding

B 系列优先股股份转让及和解协议Share Purchase & Settlement Agreement

中国，宁波

Ningbo, China

July 11, 2016

股份转让及和解协议

SHARE PURCHASE AND SETTLEMENT AGREEMENT

本协议（以下简称“本协议”）由以下各方于2016年7月【 11 】日于中国宁波市北仑区签署。

This Agreement is entered into by the following parties on JULY 11, 2016 in Beilun District, Ningbo, China.

甲方（转让方）：	Dragon State International Limited，一家在香港特别行政区注册并有效存续的本地私人公司（以下简称“甲方”）。
Party A (Transferor):	Dragon State International Limited, a private limited liability company registered and in good standing in Hong Kong (the “Party A”).

乙方（受让方）：	Delight Reward Limited，一家在香港特别行政区注册并有效存续的本地私人公司（以下简称“乙方”）。
Party B (Transferee):	Delight Reward Limited, a private limited liability company registered and in good standing in Hong Kong (the “Party B”).

丙方Party C：

1） Keyuan Petrochemicals, Inc.，一家在美国内华达州注册的公司；

Keyuan Petrochemicals, Inc., a company incorporated in Nevada, the United States;

2） Keyuan Group Limited，一家在香港特别行政区注册并有效存续的本地私人公司；

Keyuan Group Limited, a private company registered and in good standing in Hong Kong;

3）宁波科元石化有限公司，一家根据中国法律设立并有效存续的公司，其住所地为浙

江省宁波经济技术开发区炮台山办公楼A-03室，法定代表人陶春风；

Ningbo Keyuan Petrochemical Co. Ltd, a company incorporated and registered in China under the laws of the People’s Republic of China, with registered address at Room A-03, Paotaishan Office Building, Ningbo Economic and Technological Development Zone, Zhejiang Province. Legal Representative: Chunfeng Tao;

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4）宁波科元塑胶有限公司，一家根据中国法律设立并有效存续的公司，其住所地为浙江省宁波市北仑区戚家山港口路98号，法定代表人陶春风；以及

Ningbo Keyuan Plastics Co., Ltd, a company incorporated and registered in China under the laws of the People’s Republic of China, with registered address at No.98 Gangkou Road, Qijiashan, Beilun District, Ningbo, Zhejiang Province. Legal Representative: Chunfeng Tao;

and

5）宁波科元特种橡胶有限公司，一家根据中国法律设立并有效存续的公司，其住所地为浙江省宁波市北仑区戚家山港口路98号2幢1号3楼，法定代表人陶春风。

Ningbo Keyuan Synthetic Rubbers Co., Ltd, a company incorporated and registered in China under the laws of the People’s Republic of China, with registered address at 3rd Floor, No.1, Building 2, No.98 Gangkou Road, Qijiashan, Beilun District, Ningbo, Zhejiang Province. Legal Representative: Chunfeng Tao.

(以下将上述五家公司合称“丙方”）

(collectively the “Party C”)

丁方：	陶春风，身份证号：440902196706160438（以下简称“陶”）
Party D:	Chunfeng Tao, China Citizen Identity Card Number: 440902196706160438 (hereafter referred to as “Tao”)
戊方：	普凯股权投资管理（上海）有限公司，一家根据中国法律设立并有效存续的公司，其住所地为上海市浦东新区牡丹路60 号534 室，法定代表人姚继平。（以下简称“戊方”）

Party E:	Prax Capital Equity Management Co., Ltd., a company incorporated and registered in China under the laws of the People’s Republic of China with registered address at Room 534, No. 60 Mudan Road, Pudong District, Shanghai, China. Legal Representative: Jie-ping Yao (the “Party E”)

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鉴 于WHEREAS:

1．      甲方、Excalibur Special Opportunities, LP与乙方控股的Keyuan Petrochemicals, Inc. （一家内华达州公司，以下简称“科元美国”）曾于2010年9月28日签订Securities Purchase Agreement和其他一系列相关协议（以下统称“《证券购买协议》”），甲方出资2,000万美元的价格认购科元美国的B系列优先股5,333,340股、C系列认股证800,001股，D系列认股证800,001股。

On September 28, 2010, Party A, Excalibur Special Opportunities, LP and Keyuan Petrochemicals, Inc., a company incorporated in Nevada, the United States (“Keyuan USA”, controlled by Party B), entered into a securities purchase agreement and other related agreements or documents (the “Securities Purchase Agreement”), pursuant to which Party A purchased 5,333,340 shares of Series B preferred shares, 800,001 Series C warrants and 800,001 Series D warrants of Keyuan USA at a total purchase price of US$20,000,000.

2．      甲方与科元美国、陶于2013年9月18日签订《延迟诉讼时效协议》，就适用于或可能适用于甲方向科元美国和/或陶提起特定权利主张的所有诉讼时效、最长诉讼时效及怠于行使诉讼权利规定等权利主张作出中止。

On September 18, 2013, Party A, Keyuan USA and Tao entered into a litigation tolling agreement pursuant to which Parties agreed to toll and suspend all periods of limitation, repose and laches which are or may be applicable to certain claims that Party A may have against Keyuan USA and/or Tao.

3．	甲方已于2014年10月28日在美国纽约南区联邦地区法院对科元美国、陶和科元美国财务总监李爱春（Aichun Li，此处为音译）提起诉讼，请求解除《证券购买协议》并归还甲方2,000万美元的投资成本，或者向甲方支付不低于2,000万美元的赔偿金 （以下统称“证券购买诉讼”）。

On October 28, 2014, Party A filed a complaint against Keyuan USA, Mr. Tao and its CFO, Aichun Li in U.S. District Court for the Southern District of New York, seeking to rescind the Securities Purchase Agreement and return invested capital for US$20,000,000 or payment of loss of damage no less than US$20,000,000 (the “Securities Purchase Claim”).

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4．      本协议下各方为了妥善解决上述纠纷，经充分协商，由乙方根据本协议约定的条款和条件受让甲方持有的科元美国B系列优先股5,333,340股, C系列认股证800,001股，D系列认股证800,001股（以下简称“标的证券”），并对甲、乙、丙、丁及其各关联方存在的和未来可能存在的关于《证券购买协议》的一切纠纷和诉讼进行和解。

In order to resolve the above disputes, upon discussion and negotiation, Party B agrees to purchase 5,333,340 shares of Keyuan USA Series B Preferred Stock, 800,001 Series C warrant, 800,001 Series D warrants from Party A (the “Underlying Securities”) and settle all existing and potential disputes or claims between and among Party A, Party B, Party C, Party D and Party E.

本协议各方经友好协商，就标的证券转让及和解事宜达成如下协议，以兹共同信守。

Now, thereof, the parties have agreed to the followings:

一、	标的证券转让及一切纠纷和解

Transfer of the Underlying Securities and Settlement of Claims

1.1	根据本协议项下的条款和条件，甲方向乙方转让B系列优先股5,333,340股、C系列认股证800,001股和D系列认股证800,001股（即标的证券），包括甲方基于标的证券所享有的所有权利和利益。

Subject to the terms and conditions set forth in this Agreement, Party A shall transfer the Underlying Securities including all the rights and interest of the Underlying Securities to Party B.

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1.2	甲方向乙方转让标的证券的转让价款为人民币12,000,000元整（人民币壹仟贰佰万元整，以下称“交易证券转让价款“）。

Party A and Party B agree that the purchase price for the Underlying Securities is RMB 12,000,000 (hereafter referred to as “Purchase Payment”).

1.3	作为对甲方及甲方境内外一切关联公司和/或个人已经存在及可能存在的，针对乙丙丁各方及其境内外一切关联公司和/或个人的诉讼或追责，乙丙方同意向甲方支付和解费人民币6,000,000元整（人民币陆佰万元整，以下简称“和解价款”），作为一切已发生或可能发生的诉讼的和解。

In order to release Party B, Party C and Party D and any and all affiliated companies or individuals located inside or outside China from any existing or future claims and liabilities that Party A or its affiliated companies or individuals located inside or outside China may have against Party B, Party C, Party D or their affiliated parties, Party B, Party C, Party D agree to pay a settlement fee in an amount of RMB 6,000,000 (the “Settlement Payment”) to Party A; and Party A agrees to waive all claims and liabilities that have occurred or may occur against Party B, Party C and Party D and their affiliated companies and/or individuals located inside or outside China.

1.4	本协议下所有款项的支付，甲乙丙各方均同意：以境外人民币或按本合同签署日中国人民银行公布的银行间外汇市场人民币对美元汇率的中间价（“中国人民银行汇率”）计算的等值美元作为支付方式，可以通过各方指定的账户进行收支。甲方指定的收款账户信息列于如下（以下简称“甲方收款账户”）：

收款人名称：	PRAX CAPITAL FUND II LP
收款人账号：	3300770098
收款人银行：	SILICON VALLEY BANK
收款人银行地址 ：	3003 TASMAN DRIVE, SANTA CLARA, CA95054,U.S.A.
SWIFT Code :	SVBKUS6S
ABA Number ：	121140399。

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Party A, Party B, Party C and Party D agree that the Purchase Payment and Settlement Payment shall be paid in offshore RMB or equivalent US dollars based on the interbank RMB/USD exchange rate published by the People’s Bank of China at the date when this Agreement is signed (the “PBOC FX Rate”). The bank account details of Party A (the “Party A Account”) is listed as follows:

Beneficiary Name:	PRAX CAPITAL FUND II LP
Beneficiary Account No.:	3300770098
Beneficiary Bank:	SILICON VALLEY BANK
Beneficiary Bank Address:	3003 TASMAN DRIVE, SANTA CLARA, CA95054, U.S.A.
SWIFT Code:	SVBKUS6S
ABA Number:	121140399

二、	付款和交割 PAYMENT AND DELIVERTY

2.1	乙方或丙方同意于本合同签署之后10个工作日之内一次性全额将交易证券转让价款人民币12,000,000元或按本合同签署日中国人民银行汇率换算的等值美元汇入甲方指定账户，并提供汇付证明。

Party B or Party C agrees to make a one-time payment of RMB 12,000,000, or equivalent USD at the PBOC FX Rate on the date when this Agreement is signed, to Party A Account within 10 business days following the date when the Agreement is signed as the payment for the Purchase Payment, and provide a copy of wire confirmation for such payment.

2.2	乙方或丙方同意于本合同签署之后10个工作日之内，一次性全额和解款项人民币6,000,000元整或按本合同签署日中国人民银行汇率换算的等值美元交由甲方指定的账户并提供汇付证明。

Party B or Party C agrees to make a one-time payment for RMB 6,000,000 or equivalent USD at the PBOC FX Rate on the date when this Agreement is signed, as Settlement Payment to Party A Account and provide a copy of wire confirmation for such payment within 10 business days following the date when this Agreement is signed.

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2.3	甲方同意在全额收到乙方或丙方支付的交易证券转让价款及和解价款总计人民币18,000,000元整（人民币壹仟捌佰万元整）之后10个工作日内，将下列文件交由乙丙方或乙丙方确定的收件人。乙丙方指定以顺丰特快专递方式寄送给如下所列的乙丙方指定收件人：

1）	所持有的优先股凭证原件（参见附件A）（原件背后应签署转让背书，并经上海公证处英文公证）
2）	完成签署的转让优先股的转让通知（请参见附件B），以及附件B中所提及的需要由甲方准备的3份文件（即 Original Certificate of Shares；Signed Stock Power with Notary和一份签字人的护照复印件）
3）	所签署的关于C系列和D系列认股证的 AFFIDAVIT OF LOST WARRANTS AND INDEMNIFICATION 的原件 （请参见附件C）
4）	所签署的C系列认股证转让书和D系列认股证转让书 （请参见附件D）

乙丙方指定收件人具体信息如下：

地址：	浙江省宁波市北仑区戚家山港口路98号，宁波科元塑胶有限公司
收件人：	陶春风
电话：	0574 86232955；13906691800
邮编：	315803

Party A agrees that within 10 business days following receipt of the payment of Purchase Payment and Settlement Payment in a total amount of RMB18,000,000, it will deliver the below documents via S.F. Express to a receiving party designated by Party B, Party C and Party D:

1）	the original copy of the share certificate of the Underlying Securities as enclosed as Exhibit A, on the back of which the endorsement signature is required to effect the transfer and to be notarized by Shanghai Notary Public in English

2）	the signed TRANSFER INSTRUCTION LETTER in the substantial form attached hereto as Exhibit B, together with Original Certificate of Shares, Signed Stock Power with Notary and a photocopy of Passport of the signing person as required to be prepared by Party A.

The mailing address and the contact information of designated party are listed as follows:

To：	Chunfeng Tao
Address：	Ningbo Keyuan Plastics Co., Ltd, No. 98 Gangkou Road, Qijiashan, Beilun District, Ningbo City, Zhejiang Province
Tel：	0574 86232955, 13906691800
Zipcode:	315803

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3）	the signed AFFIDAVIT OF LOST WARRANTS AND INDEMNIFICATION of series C warrants and series D warrants (Exhibit C); and

4）	the signed assignment of series C warrants and series D warrants (Exhibit D).

2.4	甲方同意就目前的证券购买诉讼与被告进行和解，并准备了撤消诉讼的法律程序文件STIPULATION OF VOLUNTARY DISMISSAL PURSUANT TO F.R.C.P. 41(a)(2)， 丁方和科元美国的代表律师已经完成签署（请参见附件E）。甲方同意在收到上述款项十日内，指示其代表律师签署完成附件E，并已电子邮件形式将完成签署的扫描文件发给乙丙丁方指定的电子邮箱taocf@krcc.cn；

Party A agrees to dismiss the Securities Purchase Claim with prejudice. A STIPULATION OF VOLUNTARY DISMISSAL PURSUANT TO F.R.C.P. 41(a)(2) have been prepared by Party A and have been signed by the attorneys of Party D and Keyuan USA attached hereto as Exhibit E. Party A agrees to instruct its attorney to sign the STIPULATION OF VOLUNTARY DISMISSAL PURSUANT TO F.R.C.P. 41(a)(2) and send a scanned copy of the signed version via the email to taocf@krcc.cn as designated by Party B, Party C and Party D within 10 days following receipt of payment of Settlement Payment and Purchase Payment.

2.5	甲方同意，在收到乙方或丙方的全部足额交易证券转让价款及和解价款后，甲方及其境内外一切关联公司和/或个人针对乙丙丁各方及其境内外一切关联公司和/或个人的诉讼或追责发起的（包括已经发起的或将来可能发起的）各类诉讼，如诉讼结果涉及到需乙丙丁及乙丙丁的相关方进行和解或作出赔偿的，所有的和解及赔偿款项都已包含在人民币6,000,000元的和解价款中。乙丙丁各方不需另行支付。

Party A agrees that if there is any payment of settlement or cost of damage resulting from any legal proceeding brought or potentially will be brought up by Party A or any affiliated companies or individuals to Party A, located inside or outside China, against any of Party B, Party C, Party D or their affiliated companies or individuals locate inside or outside China, those amounts shall be included in the Settlement Payment and any of Party B, Party C or Party D shall not be responsible for any additional payment as a result of a legal proceeding.

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三、	甲方的声明和承诺 REPRESENTATIONS AND WARRANTIES OF PARTY A

甲方特此向乙方作出如下声明和承诺：

Party A represents and warrants to Party B, Party C, Party D as follows:

3.1	甲方是一家在香港注册并有效存续的本地私人公司。

Party A is a local private company incorporated and validly existing in Hong Kong.

3.2	甲方具有签署及履行本协议所必需的权利，并已就签署和履行本协议完成了所有必要的甲方内部审批流程和授权手续。

Party A has the authority to enter into and perform this Agreement and have completed all the necessary internal approval and authorization processes.

3.3	甲方签署及履行本协议并不同甲方的章程和其他组织文件，或者甲方作为当事方或须遵守的，或股份受到约束的任何协议、文件、指令、判决、法令、法律或政府法规产生冲突，且不违反前述文件或导致产生对前述文件的违反，也不在股份上生成任何财产负担。

Party A’s execution and performance of this Agreement do not conflict with, violate or result in the breach of, or create any encumbrance on the Underlying Securities pursuant to Party A’s Memorandum and Articles of Association and other organizational documents or any agreement, documents, instrument, order, judgment, decree, law or government regulation to which Party A is a party or is subject or by which the Underlying Securities are bound.

3.4	甲方签署及完成本协议项下交易并不需要任何政府、行政机关或其他第三方的同意或批准。

Party A’s execution and consummation of the transactions contemplated hereby shall not need any governmental, administrative agencies or other third parties’ consents or approvals.

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3.5	并不存在尚未解决的或据甲方所知可能针对甲方提起或由甲方提起的，将阻止、限制、禁止或以其他方式推迟本协议项下交易完成的法律行动、诉讼、索赔、调查或其他法律程序。

There is no action, suit, claim, investigation or other legal proceeding pending or, to the knowledge of Party A, threatened against or by Party A that challenge or seek to prevent, restrict, prohibit or otherwise delay the consummation of the transactions contemplated this Agreement.

3.6	甲方享有所有标的证券的充分有效的所有权，不存在任何财产负担。

Party A has good and valid title to all of the Underlying Securities, free and clear of all encumbrances.

3.7	截至本协议签署之日，甲方并未全部或部分让与、转让、转移或以其他方式处置可能针对任何乙方免责方（定义见第八条）提起的任何权利主张，或对该等权利主张享有的任何直接或间接的利益。

As of the date when this Agreement is signed, Party A has not alienated, assigned, transferred, or otherwise disposed of any rights/claims it may have against Released Party B (defined in Article VIII herein below) or any direct or indirect interest in such rights/claims, in whole or in part.

四、	乙方的声明和承诺 REPRESENTATIONS AND WARRANTIES OF PARTY B

乙方特此向甲方作出如下声明和承诺：

Party B represents and warrants to Party A as follows:

4.1	乙方是一家在香港注册并有效存续的本地私人公司。

Party B is a local private company incorporated and validly existing in Hong Kong.

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4.2	乙方具有签署及履行本协议所必需的权利，并已就签署和履行本协议完成了所有必要的乙方内部审批流程和授权手续。

Party B has the authority to enter into and perform this Agreement and have completed all the necessary internal approval and authorization process.

4.3	乙方签署及履行本协议并不同乙方的章程和其他组织文件，或者乙方作为当事方或须遵守的，或股份受到约束的任何协议、文件、指令、判决、法令、法律或政府法规产生冲突，且不违反前述文件或导致产生对前述文件的违反，也不在股份上生成任何财产负担。

Party B’s execution and performance of this Agreement do not conflict with, violate or result in the breach of, or create any encumbrance on the Underlying Securities pursuant to Party B’s Memorandum and Articles of Association and other organizational documents or any agreement, documents, instrument, order, judgment, decree, law or government regulation to which Party B is a party or is subject or by which the Underlying Securities are bound.

4.4	乙方签署及完成本协议项下交易并不需要任何政府、行政机关或其他第三方的同意或批准。

Party B’s execution and consummation of the transactions contemplated herein shall not need any governmental, administrative agencies and other third parties’ consents or approvals.

4.5	并不存在尚未解决的或据乙方所知可能针对乙方提起或由乙方提起的，将阻止、限制、禁止或以其他方式推迟本协议项下交易完成的法律行动、诉讼、索赔、调查或其他法律程序。

There is no action, suit, claim, investigation or other legal proceeding pending or, to the knowledge of Party B, threatened against or by Party B that challenge or seek to prevent, restrict, prohibit or otherwise delay the consummation of the transactions contemplated this Agreement.

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4.6	本协议签署后，乙方具有偿债能力，并将（i）能够在本协议约定股权转让价款及和解价款到期付款日及时予以全额支付；（ii）拥有公平售价高于偿付交易证券转让价款及和解价款所需金额（包括对一切或有债务金额的合理预估）的财产。

Immediately after this Agreement is signed, Party B will be solvent and shall (i) be able to make the Purchase Payment and the Settlement Payment before or on due date as stipulated by this Agreement, (ii) own the assets with fair saleable value greater than the amounts required to pay the Purchase Payment and the Settlement Payment (including a reasonable estimate of the amount of all contingent liabilities).

4.7	截至本协议签署之日，乙方并未全部或部分让与、转让、转移或以其他方式处置可能针对甲方免责方（定义见第八条）提起的任何权利主张，或对该等权利主张享有的任何直接或间接的利益。

As of the date when this Agreement is signed, Party B has not alienated, assigned, transferred, or in any other form, disposed of any rights it may have against Released Party A (defined in Article VIII herein below) or any direct or indirect interest of such rights/claims, in whole or in part.

五、	丙方的声明和保证 REPRESENTATIONS AND WARRANTIES OF PARTY C

丙方特此向甲方作出如下声明和保证：

Party C represents and warrants to Party A as follows:

5.1	丙方1)是根据美国法律设立并有效存续的公司。丙方2)是根据香港法律设立并有效存续的公司。丙方3)、4）、5）是根据中国法律设立并有效存续的公司。

Party C 1) is a company incorporated and validly existing in the U.S. in accordance with U.S. laws. Party C 2) is a company incorporated and validly existing in Hong Kong in accordance with Hong Kong laws. Party C 3), Part C 4) and Part C 5) are companies incorporated and validly existing in China in accordance with China laws.

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5.2	丙方具有签署及履行本协议所必需的权利，其已就签署和履行本协议完成了所有必要的丙方内部审批流程和授权手续。

All Party C have the authority to enter into and perform this Agreement and have completed all the necessary internal approval and authorization process.

5.3	丙方签署及履行本协议并不同丙方的章程和其他组织文件，或者丙方为当事方或须遵守的，或股份受到约束的任何协议、文件、指令、判决、法令、法律或政府法规产生冲突，且不违反前述文件或导致产生对前述文件的违反。

Party C’s execution and performance of this Agreement do not conflict with, violate or result in the breach of, or create any encumbrance on the Underlying Securities pursuant to Party C’s Memorandum and Articles of Association and other organizational documents or any agreement, documents, instrument, order, judgment, decree, law or government regulation to which each Party C is a party or is subject or by which the Underlying Securities are bound.

5.4	并不存在尚未解决的或据丙方所知可能针对丙方提起或由丙方提起的，将阻止、限制、禁止或以其他方式推迟本协议项下交易完成的法律行动、诉讼、索赔、调查或其他法律程序。

There is no action, suit, claim, investigation or other legal proceeding pending or, to the knowledge of Party C, threatened against or by Party C that challenge or seek to prevent, restrict, prohibit or otherwise delay the consummation of the transactions contemplated this Agreement.

5.5	本协议签署后，丙方具有偿债能力，并将（i）能够在本协议约定股权转让价款及和解价款到期付款日及时予以全额支付；（ii）拥有公平售价高于偿付交易证券转让价款及和解价款所需金额（包括对一切或有债务金额的合理预估）的财产。

Immediately after this Agreement is signed, Party C will be solvent and shall (i) be able to make the Purchase Payment and the Settlement Payment before or on due date as stipulated by this Agreement, (ii) own the assets with fair saleable value greater than the amounts required to pay the Purchase Payment and the Settlement Payment (including a reasonable estimate of the amount of all contingent liabilities).

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六、	戊方的声明和保证 REPRESENTATIONS AND WARRANTIES OF PARTY E

戊方特此向甲方作出如下声明和保证：

Party E represents and warrants to Party A as follows:

6.1.	戊方是根据中国法律设立并有效存续的公司。

Party E is a company incorporated and validly existing in China in accordance with Chinese laws.

6.2.	戊方具有签署及履行本协议所必需的权利，其已就签署和履行本协议完成了所有必要的戊方内部审批流程和授权手续。

Party E has the authority to enter into and perform this Agreement and have completed all the necessary internal approval and authorization process.

6.3.	戊方签署及履行本协议并不同戊方的章程和其他组织文件，或者戊方为当事方或须遵守的，或股份受到约束的任何协议、文件、指令、判决、法令、法律或政府法规产生冲突，且不违反前述文件或导致产生对前述文件的违反。

Party E’s execution and performance of this Agreement do not conflict with, violate or result in the breach of, or create any encumbrance on the Underlying Securities pursuant to Party E’s Memorandum and Articles of Association and other organizational documents or any agreement, documents, instrument, order, judgment, decree, law or government regulation to which Party E is a party or is subject or by which the Underlying Securities are bound.

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七、	违约责任 Events of Default

7.1	甲方违约责任（1）如甲方在收到乙方或丙方支付的全部交易证券转让价款及和解价款总计人民币壹仟捌佰万元整后10个工作日内，拒不按照本协议条款2.3和2.4的约定签署并交付附件A、附件B、附件C和附件D的原件以及附件E的扫描件，甲方应全额退还已经收取的交易证券转让价款及和解价款，逾期退还的，按照全部交易证券转让价款及和解价款总计人民币壹仟捌佰万元整的每日万分之五的标准向乙方支付滞纳金。

Party A’s Liability under Event of Default: Party A shall immediately return the total amount of the Purchase Payment and the Settlement Payment of RMB18,000,000, if it fails to sign and deliver the original copies of Exhibit A, Exhibit B, Exhibit C and Exhibit D as well as the scanned copy of Exhibit E within 10 business days after receiving the payment of the Purchase Payment and the Settlement Payment as stipulated in Clause 2.3 and 2.4. In the event that Party A fails to return the Purchase Payment and the Settlement Payment on the date when such return is required to be made, Party A shall compensate Party B for an additional interest calculating at a rate 0.05% per day based on the total amount of RMB18,000,000.

7.2	乙丙方违约责任 如乙方或丙方未能按照本协议约定按时足额支付交易证券转让价款和和解价款，则每迟延一日，乙方或丙方应按照全部交易证券转让价款及和解价款总计人民币壹仟捌佰万元整的万分之五向甲方支付滞纳金。

Party B’s liability under Event of Default: If Party B or Party C fails to pay the Purchase Payment and the Settlement Payment within 10 business days following the date when this Agreement is signed, Party B or Party C shall compensate Party A an additional interest calculating at a rate of 0.05% per day based on the total amount of RMB 18,000,000.

7.3	戊方对甲方的违约金的支付提供无条件且不可撤销的连带保证。

Party E is irrevocably, unconditionally and jointly responsible for the payment and interest described in Section 7.1 above.

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八、	通用豁免 General Release

8.1	甲方免责方的豁免 在本协议签署完成且甲方充分履行本协议条款2.3和2.4所规定之应尽义务后，乙方代表其自身及其子公司、母公司和关联公司，以及乙方及其自身及其子公司、母公司和关联公司的各位董事、高管，无条件、不可撤销并永久性免除针对甲方及其子公司、母公司和关联公司，及其各自的董事、高管、有限合伙人、普通合伙人、经理、代表、员工、代理人、继承人、继受人、受让人及其保险公司、贷方、律师（包括但不限于Prax Capital Management Company, Fernando Vila, Jeff Yao和Michael Xu， 以下统称“甲方免责方”）的任何及所有的权利主张，无条件、不可撤销并永久性免除甲方免责方的责任、义务、债务、开支及费用，不论上述具有何种特质、性质、称呼或属于何种类别，不论现在已知还是未知，不论是到期的还是未到期的，不论是已经主张的还是未主张的，不论是确定的还是或有的，不论是潜在的或是固定的。

Party A’s Release. Party B, its subsidiaries, its corporate parents, any of its affiliated parties, and any directors, officers with each of such entity agree to unconditionally, irrevocably and permanently release Party A and its subsidiaries, corporate parents or any affiliated parties to Party A or its subsidiaries or corporate parents, and any directors, officers, general partners, partners, managers, representatives, employees, agents, successors, assigns, insurers, lenders, attorneys of each of such entity (including but not limited to Prax Capital Management Company, Fernando Vila, Jeff Yao and Michael Xu, collectively the “Released Party A”) from any and all rights, claims, liabilities, responsibilities, debts, expenses and costs, without regards to its character, nature, title or kind, whether it is certain or uncertain, due or undue, claimed or unclaimed, potential or fixed, provided that this Agreement has taken effect and Party A has performed its obligations in accordance with Clause 2.3 and 2.4.

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8.2	乙方免责方的豁免 在本协议签署完成且收到全部股票转让及和解价款（总计人民币壹仟捌佰万元整）后，甲方无条件、不可撤销并永久性免除针对乙丙丁各方、科元美国及其中国/非中国子公司、母公司和关联公司，及其各自的董事、高管、股东、经理、代表、员工、代理人、继承人、继受人、受让人及其保险公司、贷方、律师（以下统称“乙方免责方”）追究任何关于其违反《证券购买协议》并进而损害甲方投资价值的任何及所有的权利主张，无条件、不可撤销并永久性免除乙方免责方的责任、义务、债务、开支及费用，不论上述具有何种特质、性质、称呼或属于何种类别，不论现在已知还是未知，不论是到期的还是未到期的，不论是已经主张的还是未主张的，不论是确定的还是或有的，不论是潜在的或是固定的。

Release of Other Parties. Party A agrees to unconditionally, irrevocably and permanently release Party B, Party C and Party D, Keyuan USA and any of their Chinese and non-Chinese subsidiaries, corporate parents, affiliates, and any directors, officers, shareholders, managers, representatives, employees, agents, successors, assigns, insurers, lenders, attorneys of each of such entity (collectively the “Released Party B”) from any and all claims and rights in connection with the breach of the Securities Purchase Agreement and claims for damages and from responsibilities, obligations, debts, expenses and costs, without regards to its character, nature, title or kind, whether it is certain or uncertain, due or undue, claimed or unclaimed, potential or fixed, provided that this Agreement has taken effect, Party A has received full payment of Purchase Payment and Settlement Payment under this Agreement and the Underlying Securities have been transferred.

九、进一步补偿措施 FURTHER COMPENSATIONS

鉴于本协议项下之各方长达几年的友好合作关系，若甲方完全履行本协议之约定，乙方、丙方和丁方一致承诺，于科元美国及其非中国/中国子公司或由陶控制的其他任何公司日后在香港或中国境内或其他公开市场发行上市之后，给予甲方一定上市公司股票份数作为补偿。给予股票的时间节点及价值双方日后根据情况另行商定。

Further Compensations Considering the friendly relationship the Parties have for years, Party B, Party C and Party D agree that if any entity affiliated to Keyuan USA or controlled by Tao lists its securities on Hong Kong market or other nationally recognized trading market in or outside China, they will issue certain amount of shares of such securities to Party A provided that Party A has fully performed all obligations under this Agreement. The details, value and timing of such compensation will separately negotiated and agreed among Parties

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十、	通知 NOTICE

 10.1 本协议各方之间的一切通知均应以中文写成，可经专人送达、特快专递、传真或邮 件递送。

Any notices under this Agreement shall be in Chinese and shall be sent by delivery service, express mail, facsimile or mail.

1）	甲方和戊方Party A and Party E
地址：	中国上海市淮海中路333号瑞安广场1701室
联系人：	姚继平
电话：	8621 6385 0606
传真：	8621 6237 6709
邮编：	200021
电子邮箱：	jyao@praxcapital.com

Address:	Suite 1701, Shui On Plaza, 333 Huaihai Zhong Road, Shanghai, China
Attention:	Jie-ping Yao
Tele:	8621 6385 0606
Facsimile:	8621 6237 6709
Zip Code:	200021
E-Mail:	jyao@praxcapital.com

2）	乙方 Party B
地址：	浙江省宁波市北仑区戚家山港口路98号
联系人：	陶春风
电话：	0574 86232955
传真：	0574 86232616
邮编:	315803
电子邮箱：	taocf@krcc.cn

Address：	No. 98 Gangkou Road, Qijiashan, Beilun District, Ningbo City, Zhejiang Province
Attention：	Chunfeng Tao
Tele：	0574 86232955
Facsimile：	0574 86232616
Zip Code：	315803
E-mail：	taocf@krcc.cn

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3）	丙方和丁方Party C And Party D

Keyuan Petrochemicals, Inc. / KEYUAN GROUP LIMITED / 宁波科元石化有限公司 / 宁波科元塑胶有限公司 / 宁波科元特种橡胶有限公司 / 陶春风

地址：	浙江省宁波市北仑区戚家山港口路98号
联系人：	陶春风
电话：	0574 86232955
传真：	0574 86232616
邮编：	315803
电子邮箱：	taocf@krcc.cn
Address：	No. 98 Gangkou Road, Qijiashan, Beilun District, Ningbo City, Zhejiang Province
Attention：	Chunfeng Tao
Tele:	0574 86232955
Facsimile：	0574 86232616
Zip	Code：315803
E-mail：	taocf@krcc.cn

10.2	通知在下列日期应被视为已送达：
The notice delivered on the following date shall be deemed to be duly served:

1）	由专人送达，则交付日即为送达日；

a notice delivered personally is deemed duly served upon delivery;

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2）	经特快专递发送，则付邮资7日后即为送达日（即盖上邮戳后7日）；

a notice sent by express mail is deemed duly served on the 7th day following the delivery date;

3）	如经传真或邮件传送，则发送日后的第一个工作日即为送达日。

a notice sent by facsimile transmission or email is deemed duly served upon the first business day following the delivery date.

10.3	在本协议期限内，如任何一方更改其接收通知的地址，应按照本条约定将该更改通知对方。

During the term of this Agreement, any Party shall timely inform other Parties of change of address.

十一、法律适用及争议解决Governing Law

11.1	本协议的效力、解释和履行等涉及美国方面的，依据美国纽约州的法律进行，涉及中国方面的则依据中华人民共和国法律进行。

The validity, interpretation and implementation of this Agreement shall be governed by applicable laws of the State of New York of United States with respect of the matters involved in the U.S. and governed by applicable laws of the People’s Republic of China with respect of the matter involved in China.

11.2	由本协议及本协议的履行所产生的或同本协议及本协议的履行相关的所有权利主张及争议涉及美国方面的，应提交至诉讼提起方法院；涉及中国方面的应提交至合同签订地中国宁波市北仑区法院提起诉讼。中国的诉讼程序应以中文进行。除非法院裁决另行规定，否则诉讼费用（包括胜诉方的法律费用）应由败诉方承担。

Any claims or disputes arising out of or in connection with this agreement, or the performance thereof, with respect of matters involved in the United States shall be submitted to the relative court in the United States. Any claims or disputes arising out of or in connection with this agreement, or the performance thereof, with respect of matters involved in China may be submitted to Ningbo Beilun District Court, where this Agreement is entered, for litigation. The litigation shall proceed in Chinese. The costs of the litigation shall be borne by the losing Party unless otherwise determined by the court.

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十二、其他约定 MISCELLANEOUS

12.1	如在标的证券转让、注销以及法院撤诉、和解等过程中除附件A、附件B、附件C、附件D、附件E外还有其他文件需要甲方签字，在不违反本协议约定的甲方的权利与义务的前提下，甲方将尽最大努力予以配合完成。但就是否能够签署该等文件，甲方可能需要咨询律师或其他顾问意见，并须在获得甲方内部所有必要的审批流程和授权手续之后方可签署。

Except the Exhibit A, B, C，D and E, if there were any other documents with regard to transfer and cancellation of the Underlying Securities or dismissal of the Securities Purchase Claim which were needed to be signed by Party A, Party would do as best as it can to collect the required signatures after Party A got the authority and completed all the necessary internal approval and authorization processes, with possible reference to the advices from its legal counsel and other consultants.

12.2	转让税和费用 与本协议项下交易有关的所有转让、票据、销售、使用、印花、登记、增值税以及其他税费以及迟延支付产生的任何罚款和利息，由各方根据法律规定自行承担。除非本协议项下另有明确规定，与起草和签署本协议以及本协议项下拟议的交易有关的费用和开支，包括但不限于法律顾问、财务顾问和会计师的费用和报销由各方自行承担。

Transfer Taxes and Expenses All transfer, documentary, sales, use, stamp, registration, value-added and other taxes and fees (including any penalties and interest) incurred in connection with any of the transactions contemplated by this Agreement shall be borne and paid by each Party that incurs such costs and expenses. Except as otherwise expressly provided herein, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with the preparation and execution of this Agreement and the transactions contemplated hereby shall be paid by the party that incurs such costs and expenses.

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12.3	完整协议 本协议构成关于本协议明确规定的标的的各方的唯一完整协议，并取代有关该标的的所有口头和书面的在先和同期协定、协议、声明和保证。

Entire Agreement. This Agreement constitutes the sole and entire agreement of the Parties to this Agreement with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter.

12.4	继承和转让 本协议应对各当事方及其各自的继受人及经许可的受让人具有约束力，且应由上述各方享有利益。若无本协议其他方的事先书面同意，任何一方均不得转让其于本协议下的任何权利或义务。

Succession and Transfer This Agreement shall be binding upon each Party, its successors, permitted assigns of each Party and shall inure to the benefit of each Party, its successors, permitted assigns of each Party. Without the prior written consent of other Parties hereto, either Party may not assign any rights or obligations hereunder.

12.5	变更、修订和豁免 本协议仅可由本协议各当事方以签订书面协议的方式进行变更、修订或增补。除非由豁免方签署书面文件明确规定，否则任何一方对本协议项下任何约定的免除均不发生效力。除非本协议项下另有规定，否则未能行使或推迟行使本协议下的任何权利、救济、权力或特权均不得作为或被视为对该等权利、救济、权力或特权的豁免；单独或部分行使本协议项下任何权利、救济、权力或特权也不得影响行使该等权利、救济、权力或特权的其他部分，进一步行使该等权利、救济、权力或特权，或行使任何其他权利、救济、权力或特权。

Modification, Termination and Waiver This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

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12.6	可分割性 若本协议任何条款或规定被认定为无效、不合法或不可执行，该等无效、不合法或不可执行的情形不得影响本协议其他任何条款和约定的效力和执行.

Severability If any term or provision of this Agreement is held to be invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

12.7	一式多份 本协议将以一式【九】份签署，各签署版本具有同等效力。

Counterparts This Agreement may be executed in counterparts, each of which shall be deemed an original and each has the same legal effect to be one and the same agreement.

12.8	作准语言 各方确认，本协议已经被翻译为英文。若本协议中文版本同英文版本间出现任何冲突，应以中文版为准。

Chinese Version Controls All parties acknowledge that this Agreement has been translated into English. In event of any conflict between the Chinese-language version of this Agreement or the English-language version of this Agreement,, Chinese-language version shall prevail.

12.9	合同生效 本协议自各方签署后生效。

This Agreement shall take effect upon being signed and sealed by all the parties.

【下一页为签字页】

【Signature page follows】

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本协议各方已于文首所书日期签署本协议，以资佐证。

The Parties hereto have signed this Agreement as of the date on the first page of this Agreement.

甲方Party A（签名盖章 sign and seal）：

DRAGON STATE INTERNATIONAL LIMITED

签名By:	/s/ Patricia Wen-Yuan Hsu
姓名Name:	Patricia Wen-Yuan Hsu
职务Title:	Director

乙方Party B（签名盖章 sign and seal）：

DELIGHT REWARD LIMITED

签名By:	/s/ Chunfeng Tao

姓名Name:

职务Title:

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丙方 Party C（签名盖章sign and seal）：

丙方一：Keyuan Petrochemicals, Inc.

签名By:	/s/ Chunfeng Tao
姓名Name:	Chunfeng Tao
职务Title:	Authorized Person

丙方二：KEYUAN GROUP LIMITED

签名By:	/s/ Chunfeng Tao
姓名Name:	Chunfeng Tao
职务Title:	Authorized Person

丙方三：宁波科元石化有限公司 Ningbo Keyuan Petrochemical Co. Ltd,

签名By:	/s/ Chunfeng Tao
姓名Name:	Chunfeng Tao
职务Title:	Authorized Person

丙方四：宁波科元塑胶有限公司 Ningbo Keyuan Plastics Co., Ltd.

签名By:	/s/ Chufeng Tao
姓名Name:	Chunfeng Tao
职务Title:	Authorized Person

丙方五：宁波科元特种橡胶有限公司 Ningbo Keyuan Synthetic Rubbers Co., Ltd

签名By:	/s/ Chunfeng Tao
姓名Name:	Chunfeng Tao
职务Title:	Authorized Person

丙方六：宁波科元石化有限公司 Ningbo Keyuan Petrochemical Co. Ltd,

签名By:	/s/ Chunfeng Tao
姓名Name:	Chunfeng Tao
职务Title:	Authorized Person

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丁方Party D（签名Sign）：

陶春风 Chunfeng Tao

签名(Signature):	Chunfeng Tao

戊方 Party E（签名盖章sign and seal）:

普凯股权投资管理（上海）有限公司

Prax Capital Equity Management Co., Ltd.

签名 By:	/s/ Jiping Yao
姓名 Name:	Jiping Yao
职务 Title:	Executive Director

合同签订地：中国 宁波市北仑区

locus contractus: Beilun District, Ningbo, China

27

Exhibit A - 1

NUMBER

901

901

SHARES

5333340

KEYUAN PETROCHEMICALS, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

PAR VALUE $0.001
SERIES B PREFERRED STOCK

THIS CERTIFIES THAT DRAGON STATE INTERNATIONAL LIMITED 4276 6

is the owner of 5333340

FULLY PAID AND NON-ASSESSABLE SHARES OF THE SERIES B PREFERRED STOCK PAR VALUE OF $0.001 EACH OF

KEYUAN PETROCHEMICALS, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

CFO

CEO

DATED: 09/28/2010

Countersigned and Registered:

SIGNATURE STOCK TRANSFER, INC.
(Plano, Texas) Transfer Agent

By

Authorized Signature

KEYUAN PETROCHEMICALS, INC. CORPORATE Seal NEVADA

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM (TIC)	-	as tenants in common	UNIF GIFT MIN (TRANS) ACT	________________	Custodian	_________________
TEN ENT	-	as tenants by the entireties	(UGMA) (UTMA)	(Cust)		(Minor)
JT TEN (J/T)	-	as joint tenants with right of		under Uniform Gifts (Transfer) to Minors
		survivorship and not as tenants		Act ________________________
		in common		(State)

 Additional abbreviations may also be used though not in the above list.

For Value Received ______________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR SOME OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

___________________________________________________________________________ Shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________________________________________________________ Attorney to transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated __________________

X

SIGNATURE GUARANTEE (BY BANK, BROKER, CORPORATE OFFICER)		NOTICE: THE SIGNATURE TO THIS AGREEMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE. IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

RESTRICTION

THESE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

Exhibit B

附件 B

TRANSFER INSTRUCTION LETTER

Empire Stock Transfer Inc.

1859 Whitney Mesa Dr.

Henderson, Nevada 89014

Attn: Brian Barthlow

Dragon State International Limited
Suite 1701, Shui On Plaza,
333 Huai Hai Zhong Road,
Shanghai 200021, China
Attention: Jie-ping Yao
Tele: 8621 6385 0606
E-Mail: jyao@praxcapital.com

Re:	Stock Transfer

Dear Mr. Barthlow,

On July 11, 2016, we transferred 5,333,340 shares (the “Shares”) of Series B preferred stock of Keyuan Petrochemicals, Inc. (the “Company”) to Delight Reward Limited. Can you please cancel the original certificate of the Shares and issue the new certificate of Shares to Delight Reward Limited and mail the new certificate to the following address via express mail:

Delight Reward Limited/ co. Ningbo Keyuan Plastics Co., Ltd.

Address: No. 98 Qijiashan Gangkou Road, Beilun District, Ningbo City, Zhejiang Province, P.R.China

Attention: Chunfeng Tao

Tele: 0574 86232955

Facsimile: 0574 86232616

Zip Code: 315803

E-mail: taocf@krcc.cn

In support of our request, please find the following documents enclosed:

1.	Original certificate of Shares;

2.	Signed stock power with notary;

3.	A photocopy of passport of Patricia Wen-Yuan Hsu;

4.	A copy of executed Stock Purchase and Transfer Agreement (including amendment);

5.	A copy of Certificate of Designations of Series B Preferred Stock;

6.	A copy of Indemnification

7.	A check of $115 payable to Empire Stock Transfer Inc. ($5 for cancellation of a certificate, $40 for issuing a new certificate and $70 for international shipping), which is provided by Keyuan.

If you have any questions or need anything further, please feel free to contact us. Thank you for your attention to this matter.

Dragon State International Limited

By:	/s/ Dragon State International Limited
Name:	Patricia Wen-Yuan Hsu
Title:	Director

Date:	_____________________

附件 C

State Of:	)

County of:	)

AFFIDAVIT OF LOST WARRANTS AND INDEMNITY

The undersigned, Dragon State International Limited, hereby states and agrees as follows:

1. The undersigned was issued Series C warrants to purchase 800,001 shares of common stock and Series D warrants to purchase 800,001 shares of common stock of Keyuan Petrochemicals, Inc. , a Nevada corporation (the "Company"), on September 28, 2010 (the "Warrants").

2. Neither the Warrants nor any of the rights of the undersigned therein have been assigned, transferred, hypothetical, pledged or otherwise disposed of, either in whole or in part, and to the knowledge of the undersigned, no claim of right, title, or interest, adverse to the undersigned in or to the Warrant or any interest therein, has been made or advanced by any person.

3. The undersigned is entitled to the full and exclusive possession of the Warrants.

4. The Warrants have been lost, mislaid or destroyed and cannot now be produced.

5. The undersigned has made or caused to be made a diligent search for the Warrants and has been unable to find or recover the Warrants. The undersigned hereby agrees immediately to surrender the Warrants for cancellation should it at any time hereafter come into the hands, custody or power of the undersigned or his successors in interest.

6. In order to protect the Company against losses or claims which may arise as a result of the fact that the Warrants cannot be located, the undersigned and his successors and assignees agree to indemnify, protect and save harmless (as a continuing obligation under which successive recoveries may be had) the Company and its successors and assigns, jointly and severally, from and against all loss, cost, liability, claim or damage (including without limitation court costs and attorneys’ fees) to which the Company may be subject or liable in respect of the Warrants or as a result of the issuance of a replacement warrant or any other action associated therewith.

IN WITNESS WHEREOF, the undersigned has executed this Affidavit of Lost Warrants and Indemnity as of __________________, 2016.

By:	/s/ Patricia Wen-Yuan Hsu
Patricia Wen-Yuan Hsu

Signed or attested before me on 7/06/2016 by Patrcia Wen-Yuan Hsu of Dragon State International Limited

/s/ Hu Danqing
Signature of a professional

(seal, if any)

HEICPA, A30670
Title and license number

2

Exhibit D - 1

附件 D - 1

ASSIGNMENT

FOR VALUE RECEIVED, Dragon State International Limited hereby sells, assigns and transfers unto Delight Reward Limited the accompanying Series C Warrant and all rights evidenced thereby and does irrevocably constitute and appoint Empire Stock Transfer Inc., attorney, to transfer said Series C Warrant on the books of the corporation named therein.

Dated:	Signature:	/s/ Patricia Wen-Yuan Hsu
	Name:	Patricia Wen-Yuan Hsu
	Title:	Director

	Address	3806 Central Plaza, 18 Harbour Road, Wanchai, Hong Kong

Exhibit D - 2

附件 D - 2

ASSIGNMENT

FOR VALUE RECEIVED, Dragon State International Limited hereby sells, assigns and transfers unto Delight Reward Limited the accompanying Series D Warrant and all rights evidenced thereby and does irrevocably constitute and appoint Empire Stock Transfer Inc., attorney, to transfer said Series D Warrant on the books of the corporation named therein.

Dated:	Signature:	/s/ Patricia Wen-Yuan Hsu
	Name:	Patricia Wen-Yuan Hsu
	Title:	Director

	Address	3806 Central Plaza, 18 Harbour Road, Wanchai, Hong Kong

Exhibit E

UNITED STATES DISTRICT COURT FOR THE

SOUTHERN DISTRICT OF NEW YORK

-------------------------------------------------------------

DRAGON STATE INTERNATIONAL LIMITED,

Plaintiff,

-against-

KEYUAN PETROCHEMICALS, INC.
and CHUNFENG TAO,

,

Defendants.

-------------------------------------------------------------

X : : : : : : : : : : : : X	Case No. 1:14-cv-08591 (PAC)

STIPULATION OF VOLUNTARY DISMISSAL PURSUANT TO F.R.C.P. 41(a)(2)

IT IS HEREBY STIPULATED AND AGREED by and between the parties by their undersigned counsel that the above-captioned action is voluntarily dismissed against the defendants Keyuan Petrochemicals, Inc. and Chungfeng Tao with prejudice and without costs to any party pursuant to the Federal Rules of Civil Procedure 41(a)(2).

Dated:	June ______________, 2016
New York, New York

GREENBERG TRAURIG, LLP		Leser Hunter Taubman & Taubman

By:		By:	/s/ Mark Hunter
	Ronald D. Lefton		Mark D. Hunter
	Caroline J. Heller		225 University Drive
	MetLife Building		Coral Gables, Florida 33134
	200 Park Avenue		Telephone: (305) 629-8816
	New York, New York 10166		Facsimile: (305) 629-8877
Telephone: (212) 801-9200
Facsimile: (212) 801-6400

Attorneys for Plaintiff Dragon StateInternational Limited		Attorneys for Defendant Chunfeng Tao

DLA PIPER LLP

By:	/s/ Robert Weber
Robert D. Weber
2000 Avenue of Stars
Los Angeles, CA 90067
Telephone: (213) 595-3609
Facsimile: (213) 595-3309

Attorneys for Defendant Keyuan Petrochemicals, Inc.

IT IS SO ORDERED this ___________ day of _____________, 2016:

__________________________________

United States District Judge